Exhibit 99.2

The	Supplementary	June 30, 2015
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION

SUPPLEMENTARY INVESTOR INFORMATION

TABLE OF CONTENTS

JUNE 30, 2015

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results - Quarterly	6-10
Underwriting Results - Year-To-Date	11-15

Definitions of Key Terms	16-17

THE CHUBB CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(in millions, except per share amounts)

	June 30		December 31
	2015		2014
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$1,411	3%	$1,318	3%
Fixed Maturities
Tax Exempt	20,244	48	19,772	45
Taxable	17,636	41	19,008	44
Equity Securities	1,957	5	1,964	5
Other Invested Assets	1,429	3	1,423	3

Total Invested Assets	$42,677	100%	$43,485	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,413		$1,822
Equity Securities	874		875

	2,287		2,697
Deferred Income Tax Liability	800		944

	$1,487		$1,753

Fixed Maturities – Average Credit Rating	Aa3		Aa3

Fixed Maturities – Average Duration (in years)	4.1		4.0

Capitalization
Long Term Debt	$3,300		$3,300
Shareholders’ Equity	15,918		16,296

Total Capitalization	$19,218		$19,596

Debt as a Percentage of Total Capitalization	17.2%		16.8%

Actual Common Shares Outstanding	227.0		232.4

Book Value Per Common Share	$70.12		$70.12

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$66.08		$65.03

THE CHUBB CORPORATION

SHARE REPURCHASE ACTIVITY

(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second Quarter 2015	Six Months 2015	From December 2005 to June 30, 2015
Cost of Shares Repurchased	$278	$604	$14,072

Average Cost Per Share	$98.76	$99.83	$59.88

Shares Repurchased	2,812,097	6,046,623	235,013,012

During the period from December 2005 through January 2014, the Board of Directors periodically authorized share repurchase programs. Pursuant to these authorizations, approximately 229 million shares of the Corporation’s common stock were repurchased. No shares or funds remain available under these authorizations.

In January 2015, the Board of Directors authorized the repurchase of up to $1.3 billion of the Corporation’s common stock. As of June 30, 2015, approximately $749 million remained under this authorization. The Corporation suspended repurchases of its common stock in connection with its agreeing to be acquired by ACE Limited, which was announced on July 1, 2015.

THE CHUBB CORPORATION

SUMMARY OF INVESTED ASSETS

CORPORATE

	Cost or Amortized Cost		Carrying Value (a)
	June 30 2015	Dec. 31 2014	June 30 2015	Dec. 31 2014
	(in millions)
Short Term Investments	$632	$585	$632	$585

Taxable Fixed Maturities	1,171	1,231	1,183	1,244

TOTAL	$1,803	$1,816	$1,815	$1,829

PROPERTY AND CASUALTY

	Cost or Amortized Cost		Carrying Value (a)
	June 30 2015	Dec. 31 2014	June 30 2015	Dec. 31 2014
	(in millions)
Short Term Investments	$779	$733	$779	$733

Fixed Maturities

Tax Exempt	19,433	18,614	20,244	19,772

Taxable	15,863	17,113	16,453	17,764

Equity Securities	1,083	1,089	1,957	1,964

Other Invested Assets	1,429	1,423	1,429	1,423

TOTAL	$38,587	$38,972	$40,862	$41,656

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at the Corporation’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION

INVESTMENT INCOME AFTER TAXES

	Periods Ended June 30
	Second Quarter		Six Months
	2015	2014	2015	2014
	(in millions)

CORPORATE INVESTMENT INCOME	$3	$4	$7	$8

PROPERTY AND CASUALTY INVESTMENT INCOME

Tax Exempt Interest	$166	$166	$330	$332

Taxable Interest	90	100	182	204

Other	14	14	29	28

Investment Expenses	(7)	(5)	(14)	(12)

TOTAL	$263	$275	$527	$552

Effective Tax Rate	17.3%	18.2%	17.5%	18.5%

After-Tax Annualized Yield	2.66%	2.79%	2.66%	2.80%

After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.

STATUTORY POLICYHOLDERS’ SURPLUS

	June 30 2015	Dec. 31 2014	June 30 2014
	(in millions)

Estimated Statutory Policyholders’ Surplus	$14,950	$15,127	$15,130

Rolling Year Statutory Net Premiums Written	$12,718	$12,593	$12,348

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.85:1	0.83:1	0.82:1

Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION

PROPERTY AND CASUALTY

CHANGE IN NET UNPAID LOSSES

SIX MONTHS ENDED JUNE 30, 2015

	Net Unpaid Losses			IBNR Increase (Decrease)	All Other Unpaid Losses Increase (Decrease)
	June 30 2015	Dec. 31 2014	Increase (Decrease)
	(in millions)
Personal Insurance

Automobile	$389	$397	$(8)	$(3)	$(5)

Homeowners	886	748	138	76	62

Other	974	1,000	(26)	10	(36)

Total Personal	2,249	2,145	104	83	21

Commercial Insurance

Multiple Peril	1,754	1,750	4	6	(2)

Casualty	6,456	6,514	(58)	16	(74)

Workers’ Compensation	3,031	2,918	113	51	62

Property and Marine	873	883	(10)	20	(30)

Total Commercial	12,114	12,065	49	93	(44)

Specialty Insurance

Professional Liability	6,265	6,480	(215)	(151)	(64)

Surety	73	75	(2)	1	(3)

Total Specialty	6,338	6,555	(217)	(150)	(67)

Total Insurance	20,701	20,765	(64)	26	(90)

Reinsurance Assumed	255	274	(19)	(8)	(11)

Total	$20,956	$21,039	$(83)	$18	$(101)

The increase (decrease) in net unpaid losses for the six months ended June 30, 2015 reflects an increase of $136 million related to catastrophes, including a decrease of $48 million for the quarter ended June 30, 2015.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$189	$195	$794	$766	$248	$248	$1,231	$1,209
Decrease (Increase) in Unearned Premiums	(11)	(16)	(83)	(91)	—	—	(94)	(107)

Net Premiums Earned	178	179	711	675	248	248	1,137	1,102

Net Losses Paid	113	109	463	429	141	110	717	648
Increase (Decrease) in Outstanding Losses	15	7	(69)	(13)	(15)	20	(69)	14

Net Losses Incurred	128	116	394	416	126	130	648	662

Expenses Incurred	59	60	242	234	99	101	400	395

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$(9)	$3	$75	$25	$23	$17	$89	$45

Ratios After Dividends to Policyholders:

Loss	71.9%	64.8%	55.4%	61.6%	50.8%	52.4%	57.0%	60.0%
Expense	31.2	30.8	30.5	30.6	39.9	40.7	32.5	32.7

Combined	103.1%	95.6%	85.9%	92.2%	90.7%	93.1%	89.5%	92.7%

Premiums Written as a % of Total	5.7%	6.0%	24.0%	23.8%	7.5%	7.7%	37.2%	37.5%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$285	$285	$424	$404	$320	$285	$394	$384	$1,423	$1,358
Decrease (Increase) in Unearned Premiums	(8)	(5)	(18)	1	(15)	(15)	(37)	(34)	(78)	(53)

Net Premiums Earned	277	280	406	405	305	270	357	350	1,345	1,305

Net Losses Paid	161	130	197	258	137	133	212	207	707	728
Increase (Decrease) in Outstanding Losses	(11)	23	15	(29)	65	29	(13)	62	56	85

Net Losses Incurred	150	153	212	229	202	162	199	269	763	813

Expenses Incurred	107	105	116	116	70	61	132	129	425	411

Dividends Incurred	—	—	—	—	9	10	—	—	9	10

Statutory Underwriting Income (Loss)	$20	$22	$78	$60	$24	$37	$26	$(48)	$148	$71

Ratios After Dividends to Policyholders:

Loss	54.2%	54.7%	52.2%	56.6%	68.3%	62.3%	55.7%	76.9%	57.1%	62.8%
Expense	37.5	36.8	27.4	28.7	22.5	22.2	33.5	33.6	30.1	30.5

Combined	91.7%	91.5%	79.6%	85.3%	90.8%	84.5%	89.2%	110.5%	87.2%	93.3%

Premiums Written as a % of Total	8.6%	8.9%	12.8%	12.5%	9.7%	8.9%	11.9%	11.9%	43.0%	42.2%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$573	$572	$83	$83	$656	$655
Decrease (Increase) in Unearned Premiums	1	4	(5)	(3)	(4)	1

Net Premiums Earned	574	576	78	80	652	656

Net Losses Paid	319	364	1	9	320	373
Increase (Decrease) in Outstanding Losses	(15)	(51)	(5)	(5)	(20)	(56)

Net Losses Incurred	304	313	(4)	4	300	317

Expenses Incurred	159	165	32	33	191	198

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$111	$98	$49	$42	$160	$140

Ratios After Dividends to Policyholders:

Loss	53.0%	54.3%	(5.2)%	5.1%	46.0%	48.4%
Expense	27.7	28.9	39.0	40.2	29.2	30.3

Combined	80.7%	83.2%	33.8%	45.3%	75.2%	78.7%

Premiums Written as a % of Total	17.3%	17.7%	2.5%	2.6%	19.8%	20.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2015	2014	2015	2014		2015	2014
Net Premiums Written	$3,310	$3,222	$(1)	$1		$3,309	$3,223
Decrease (Increase) in Unearned Premiums	(176)	(159)	—	—		(176)	(159)

Net Premiums Earned	3,134	3,063	(1)	1		3,133	3,064

Net Losses Paid	1,744	1,749	5	7		1,749	1,756
Increase (Decrease) in Outstanding Losses	(33)	43	(9)	(7)		(42)	36

Net Losses Incurred	1,711	1,792	(4)	—		1,707	1,792

Expenses Incurred	1,016	1,004	—	—		1,016	1,004

Dividends Incurred	10	11	—	—		10	11

Statutory Underwriting Income (Loss)	$397	$256	$3	$1		400	257

Increase in Deferred Acquisition Costs						28	21

GAAP Underwriting Income						$428	$278

Ratios After Dividends to Policyholders:

Loss	54.8%	58.7%	* %	*	%	54.7%	58.7%
Expense	30.8	31.3	*	*		30.8	31.3

Combined	85.6%	90.0%	* %	*	%	85.5%	90.0%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE QUARTERS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2015	2014	2015	2014	2015	2014

Net Premiums Written	$2,661	$2,508	$648	$715	$3,309	$3,223
Decrease (Increase) in Unearned Premiums	(223)	(201)	47	42	(176)	(159)

Net Premiums Earned	2,438	2,307	695	757	3,133	3,064

Net Losses Paid	1,387	1,352	362	404	1,749	1,756
Increase (Decrease) in Outstanding Losses	(29)	62	(13)	(26)	(42)	36

Net Losses Incurred	1,358	1,414	349	378	1,707	1,792

Expenses Incurred	747	722	269	282	1,016	1,004

Dividends Incurred	10	11	—	—	10	11

Statutory Underwriting Income (Loss)	$323	$160	$77	$97	400	257

Increase in Deferred Acquisition Costs					28	21

GAAP Underwriting Income					$428	$278

Ratios After Dividends to Policyholders:

Loss	55.9%	61.6%	50.2%	49.9%	54.7%	58.7%
Expense	28.2	28.9	41.5	39.4	30.8	31.3

Combined	84.1%	90.5%	91.7%	89.3%	85.5%	90.0%

Premiums Written as a % of Total	80.4%	77.8%	19.6%	22.2%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Personal Automobile		Homeowners		Other Personal		Total Personal
	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$365	$368	$1,394	$1,358	$508	$496	$2,267	$2,222
Decrease (Increase) in Unearned Premiums	(7)	(11)	1	(17)	(11)	(16)	(17)	(44)

Net Premiums Earned	358	357	1,395	1,341	497	480	2,250	2,178

Net Losses Paid	228	230	788	807	263	222	1,279	1,259
Increase (Decrease) in Outstanding Losses	9	11	148	86	(3)	28	154	125

Net Losses Incurred	237	241	936	893	260	250	1,433	1,384

Expenses Incurred	116	114	443	431	199	202	758	747

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$5	$2	$16	$17	$38	$28	$59	$47

Ratios After Dividends to Policyholders:

Loss	66.2%	67.5%	67.1%	66.6%	52.3%	52.1%	63.7%	63.6%
Expense	31.8	31.0	31.8	31.7	39.2	40.7	33.4	33.6

Combined	98.0%	98.5%	98.9%	98.3%	91.5%	92.8%	97.1%	97.2%

Premiums Written as a % of Total	5.7%	5.9%	21.7%	21.6%	7.9%	7.9%	35.3%	35.4%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Commercial Multiple Peril		Commercial Casualty		Commercial Workers’ Compensation		Commercial Property and Marine		Total Commercial
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Net Premiums Written	$554	$546	$847	$850	$663	$595	$808	$792	$2,872	$2,783
Decrease (Increase) in Unearned Premiums	3	11	(35)	(39)	(63)	(57)	(90)	(93)	(185)	(178)

Net Premiums Earned	557	557	812	811	600	538	718	699	2,687	2,605

Net Losses Paid	295	260	460	527	264	269	395	416	1,414	1,472
Increase (Decrease) in Outstanding Losses	19	37	21	(44)	117	53	5	51	162	97

Net Losses Incurred	314	297	481	483	381	322	400	467	1,576	1,569

Expenses Incurred	210	209	232	237	142	128	270	261	854	835

Dividends Incurred	—	—	—	—	18	19	—	—	18	19

Statutory Underwriting Income (Loss)	$33	$51	$99	$91	$59	$69	$48	$(29)	$239	$182

Ratios After Dividends to Policyholders:

Loss	56.4%	53.3%	59.2%	59.5%	65.5%	62.1%	55.7%	66.8%	59.1%	60.7%
Expense	37.9	38.3	27.4	27.9	22.0	22.2	33.4	33.0	29.9	30.2

Combined	94.3%	91.6%	86.6%	87.4%	87.5%	84.3%	89.1%	99.8%	89.0%	90.9%

Premiums Written as a % of Total	8.7%	8.7%	13.2%	13.5%	10.3%	9.5%	12.6%	12.6%	44.8%	44.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Professional Liability		Surety		Total Specialty
	2015	2014	2015	2014	2015	2014
Net Premiums Written	$1,118	$1,124	$159	$155	$1,277	$1,279
Decrease (Increase) in Unearned Premiums	31	32	(6)	(2)	25	30

Net Premiums Earned	1,149	1,156	153	153	1,302	1,309

Net Losses Paid	696	746	5	52	701	798
Increase (Decrease) in Outstanding Losses	(77)	(120)	(2)	6	(79)	(114)

Net Losses Incurred	619	626	3	58	622	684

Expenses Incurred	325	334	66	67	391	401

Dividends Incurred	—	—	2	2	2	2

Statutory Underwriting Income (Loss)	$205	$196	$82	$26	$287	$222

Ratios After Dividends to Policyholders:

Loss	53.8%	54.2%	2.0%	38.4%	47.8%	52.3%
Expense	29.1	29.7	42.0	43.8	30.7	31.4

Combined	82.9%	83.9%	44.0%	82.2%	78.5%	83.7%

Premiums Written as a % of Total	17.4%	17.9%	2.5%	2.4%	19.9%	20.3%

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	Total Insurance		Reinsurance Assumed			Worldwide Total
	2015	2014	2015	2014		2015	2014
Net Premiums Written	$6,416	$6,284	$(1)	$1		$6,415	$6,285
Decrease (Increase) in Unearned Premiums	(177)	(192)	—	—		(177)	(192)

Net Premiums Earned	6,239	6,092	(1)	1		6,238	6,093

Net Losses Paid	3,394	3,529	15	21		3,409	3,550
Increase (Decrease) in Outstanding Losses	237	108	(19)	(21)		218	87

Net Losses Incurred	3,631	3,637	(4)	—		3,627	3,637

Expenses Incurred	2,003	1,983	—	—		2,003	1,983

Dividends Incurred	20	21	—	—		20	21

Statutory Underwriting Income (Loss)	$585	$451	$3	$1		588	452

Increase in Deferred Acquisition Costs						45	34

GAAP Underwriting Income						$633	$486

Ratios After Dividends to Policyholders:

Loss	58.4%	59.9%	* %	*	%	58.4%	59.9%
Expense	31.3	31.7	*	*		31.3	31.7

Combined	89.7%	91.6%	* %	*	%	89.7%	91.6%

Premiums Written as a % of Total	100.0%	100.0%	0.0%	0.0%		100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for the Reinsurance Assumed business since it is in runoff.

THE CHUBB CORPORATION — WORLDWIDE

PROPERTY AND CASUALTY UNDERWRITING RESULTS

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

(DOLLARS IN MILLIONS)

	United States		Outside the United States		Worldwide Total
	2015	2014	2015	2014	2015	2014

Net Premiums Written	$4,947	$4,707	$1,468	$1,578	$6,415	$6,285
Decrease (Increase) in Unearned Premiums	(106)	(109)	(71)	(83)	(177)	(192)

Net Premiums Earned	4,841	4,598	1,397	1,495	6,238	6,093

Net Losses Paid	2,668	2,696	741	854	3,409	3,550
Increase (Decrease) in Outstanding Losses	243	151	(25)	(64)	218	87

Net Losses Incurred	2,911	2,847	716	790	3,627	3,637

Expenses Incurred	1,439	1,383	564	600	2,003	1,983

Dividends Incurred	20	21	—	—	20	21

Statutory Underwriting Income (Loss)	$471	$347	$117	$105	588	452

Increase in Deferred Acquisition Costs					45	34

GAAP Underwriting Income					$633	$486

Ratios After Dividends to Policyholders:

Loss	60.4%	62.2%	51.3%	52.8%	58.4%	59.9%
Expense	29.2	29.5	38.4	38.0	31.3	31.7

Combined	89.6%	91.7%	89.7%	90.8%	89.7%	91.6%

Premiums Written as a % of Total	77.1%	74.9%	22.9%	25.1%	100.0%	100.0%

THE CHUBB CORPORATION

Definitions of Key Terms

Underwriting Income (Loss)

Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.

Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, certain policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.

Property and Casualty Investment Income After Income Tax

Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment results because it reflects the impact of any change in the proportion of tax exempt investment income to total investment income and is therefore more meaningful for analysis purposes than investment income before income tax.

Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost

Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.

Combined Loss and Expense Ratio or Combined Ratio

The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) and the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION

Definitions of Key Terms

Operating Income

Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.

Return on Equity and Operating Return on Equity

Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.

Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income or loss, the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Periods Ended June 30
	Second Quarter		Six Months
	2015	2014	2015	2014
	(dollars in millions)
Annualized Net Income	$1,976	$1,996	$1,738	$1,896
Average Shareholders’ Equity	$16,040	$16,362	$16,125	$16,274

Return on Equity	12.3%	12.2%	10.8%	11.7%

Annualized Operating Income	$1,924	$1,672	$1,696	$1,584
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,366	$14,783	$14,425	$14,813

Operating Return on Equity	13.4%	11.3%	11.8%	10.7%